December 7, 2009

Supplement

SUPPLEMENT DATED DECEMBER 7, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND
Dated April 30, 2009

The second, third, fourth, and fifth paragraphs of the section of the Prospectus entitled "The Fund—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed within the Municipals team. The team consists of portfolio managers and analysts. Current members of the team primarily responsible for the day-to-day management of the Fund's portfolio are Thomas Byron, a Vice President of the Investment Adviser, Neil Stone, a Managing Director of the Investment Adviser, Robert J. Stryker, a Vice President of the Investment Adviser, and Robert W. Wimmel, an Executive Director of the Investment Adviser.

Mr. Byron has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1981 and began managing the Fund in December 2009. Mr. Stone has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1995 and began managing the Fund in September 2007. Mr. Stryker has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1994 and began managing the Fund in December 2009. Mr. Wimmel has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1996 and began managing the Fund in December 2009.

Members of the portfolio management team are actively engaged in all facets of the investment decision-making process. Duration, yield curve positioning, sector weightings and individual security purchases and sales constitute activities where team members provide input into the Fund's day-to-day asset management process.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CLFSPT 12/09